Dreyfus

New York Tax Exempt

Money Market Fund

ANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York

                                                   Tax Exempt Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New York Tax Exempt Money Market Fund, covering the 12-month period from June 1, 1999 through May 31, 2000. Inside you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly
volatile,    continued    to    climb.

Because robust economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised short-term interest rates six times during the reporting period, for a total increase of 1.75 percentage points since late June 1999. While these economic influences overall adversely affected long-term municipal bonds, they positively influenced tax-exempt money market yields

We appreciate your confidence over the past year and we look forward to your continued participation in Dreyfus New York Tax Exempt Money Market Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus New York Tax Exempt Money Market Fund perform during the period

For the 12-month period ended May 31, 2000, the fund produced an annualized yield of 2.84% . Taking into account the effects of compounding, the fund provided an annualized effective yield of 2.87% for the same period.(1

We attribute the fund' s performance to higher short-term interest rates implemented during the reporting period by the Federal Reserve Board (the "Fed") , which helped enhance tax-exempt money market yields.

What is the fund's investment approach?

The fund seeks a high level of current income that is exempt from federal, New York state and New York City income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from New York issuers. Second, we actively manage the portfolio' s average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn lengthen the portfolio's average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average maturity to
maintain    current   yields   for   as   long   as   we   believe    The   Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was positively influenced over the past year by robust U.S. economic growth, rising interest rates and a declining supply of newly issued securities

By the time the reporting period began on June 1, 1999, it had become apparent that the pace of economic growth in the United States was higher than most analysts expected. Consumer confidence reached a 30-year high, oil prices were bouncing back from the previous year's lows, and employment remained strong, with hourly wages rising. These economic forces raised concerns among fixed-income investors that long-dormant inflationary pressures might reemerge. In response, the Fed raised short-term interest rates six times for a total interest-rate increase of 1.75 percentage points.

However, tax-exempt money market yields generally rose less when compared to taxable yields over the past 12 months. This was due to the fact that New York and many of its municipalities enjoyed higher tax revenues during the reporting period. This curtailed their need to borrow and resulted in a reduced supply of securities. In contrast, we believe that demand for most tax-exempt money market securities remained steady because of new wealth created by a strong economy and a rising stock market.

What is the fund's current strategy?

Our strategy continues to involve active management of the portfolio's weighted average maturity and asset mix according to our interest-rate and supply-and-demand expectations. Although we believe that the current interest-rate outlook is uncertain, June tends to be a period of seasonal issuance for New York municipal bonds. These technical market influences often hold greater sway over the tax-exempt money markets than changes in the Fed's monetary policy.


Accordingly, we have recently adjusted the portfolio's average weighted maturity toward a point that is longer than other New York tax-exempt money market funds. This maturity management strategy was designed to help us lock in then current yields.

In addition, we recently took advantage of the temporary high yields during tax season to create a laddered portfolio of municipal notes and commercial paper. This laddered portfolio contains securities that mature every month until the end of 2000, a strategy designed to maintain prevailing yields if interest rates fall, while making some cash available for reinvestment in case interest rates
rise    further.

Our asset mix also currently emphasizes Variable Rate Demand Notes ("VRDNs") because of the competitively high yields they offer. VRDNs generally feature adjustable yields, short maturities and afford the portfolio a high degree of liquidity and credit quality. Of course, portfolio composition is subject to change at any time.

June 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

May 31, 2000

                                                                                              Principal

TAX EXEMPT INVESTMENTS--100.0%                                                               Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Albany City School District, Refunding, GO Notes

   3.80%, Series A, 7/1/2000 (Insured; FSA)                                                     500,000                  499,654

Auburn City School District, BAN 4.50%, 1/18/2001                                             5,000,000                5,009,688

Babylon Industrial Development Agency, IDR, VRDN

  (Lambro Industry Inc., Project)

   4.30%, (LOC; Fleet Bank)                                                                   1,160,000  (a)           1,160,000

Beekmantown Central School District, BAN 4.65%, 9/1/2000                                      3,000,000                3,002,415

Broome County Industrial Development Agency, IDR, Refunding,

  VRDN (Bing Realty Co. Project)

   4.25% (LOC; First Union National Bank)                                                     1,400,000  (a)           1,400,000

Buffalo, RAN 4.65%, Series A, 7/25/2000

   (LOC; Landesbank Hessen)                                                                   4,000,000                4,004,911

Clinton County, BAN 4.375%, 12/8/2000                                                         1,310,800                1,312,397

Connetquot Central School District, TAN

   3.75%, 6/29/2000                                                                           8,000,000                8,002,309

Dalton-Nunda Central School District, BAN

   4.25%, 12/28/2000                                                                          7,175,000                7,182,904

Duchess County Industrial Development Agency,

  Civic Facility Revenue, VRDN

  (Marist College Civic Facility)

   4.25%, Series B (LOC; The Bank of New York)                                                7,500,000  (a)           7,500,000

Erie County Industrial Development Agency, VRDN:

  Civic Facility Revenue

    (United Cerebral Palsy Association Project)

      4.40% (LOC; Key Bank)                                                                   1,600,000  (a)           1,600,000

   IDR (Luminescent System Inc., Project)

      4.30% (LOC; HSBC Bank)                                                                  7,000,000  (a)           7,000,000

Genesee County, BAN 4.75%, 4/10/2001                                                          1,900,000                1,905,458

Harrison, GO Notes 4.50%, 12/15/2000                                                            200,000                  200,295

Herkimer County Industrial Development Agency,

  Civic Facilities Revenue, VRDN

  (Templeton Foundation Project)

   4.40% (LOC; Key Bank)                                                                      3,000,000  (a)           3,000,000

Lake George Central School District

   5.625%, 9/1/2000 (Insured; MBIA)                                                             175,000                  175,605

Lakeland Central School District, BAN (Shrub Oak)

   4.375%, 11/22/2000                                                                         5,000,000                5,009,704

Town of Lancaster, GO Notes

   4.75%, 10/15/2000 (Insured; FSA)                                                             125,000                  125,268

Long Island Power Authority, Electric Systems Revenue, CP

  4.65%, Series 3, 9/11/2000

   (LOC: Bayerische Landesbank and
   Westdeutsche Landesbank)                                                                   8,000,000                8,000,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

McGraw Central School District

   4.875%, 6/15/2000 (Insured; AMBAC)                                                           700,000                 700,216

Metropolitan Transportation Authority, Transportation

  Facility Revenue, CP:

      4.50%, Series 1, 9/11/2000 (LOC; ABN-Amro Bank)                                         5,500,000               5,500,000

      4.45%, Series 1, 10/13/2000 (LOC; ABN-Amro Bank)                                        1,000,000               1,000,000

      4.40%, 11/8/2000 (LOC; ABN-Amro Bank)                                                   3,000,000               3,000,000

Mexico Central School District

   5.45%, 6/15/2000 (Insured; MBIA)                                                             175,000                 175,082

Monroe County Industrial Development Agency, VRDN:

   IDR (Illbruck Office) 4.3% (LOC; Key Bank)                                                 4,105,000  (a)           4,105,000

   Revenue (Enbi Corp.) 4% (LOC; Rabobank Nederland)                                          4,700,000  (a)           4,700,000

Monroe County Airport Authority, Airport Revenue, Refunding

  (Greater Rochester International)

   4.75%, 1/1/2001 (Insured; MBIA)                                                            1,110,000                1,111,197

New Paltz Central School District

   4.20%, 6/15/2000 (Insured; FSA)                                                              125,000                  125,000

New York City:

  GO Notes:

      4%, Series F, 8/1/2000                                                                  3,460,000                3,459,197

      5%, Series D, 8/15/2000                                                                   190,000                  190,222

      7.50%, Series B, 2/1/2001                                                                 200,000                  203,757

      5%, Series M, 6/1/2001                                                                    925,000                  925,866

      Refunding 4%, Series G, 8/1/2000                                                          600,000                  599,361

   VRDN:

      3.90%, Series D (Insured; FGIC and

         Liquidity Facility; FGIC)                                                            2,500,000  (a)           2,500,000

      4.05%, Series D (Insured; FGIC and

         Liquidity Facility; FGIC)                                                            4,200,000  (a)           4,200,000

      4.40%, Series B (Insured; MBIA and

         Liquidity Facility; Credit Agricole de Indosuez)                                     6,000,000  (a)           6,000,000

      4.30%, Sub-Series A-4

         (LOC; Chase Manhattan Bank)                                                          2,700,000  (a)           2,700,000

      4.30%, Sub-Series A-10

         (LOC; Morgan Guaranty Trust Co.)                                                     2,500,000  (a)           2,500,000

      4.45%, Sub-Series B-2

         (LOC; Morgan Guaranty Trust Co.)                                                     3,600,000  (a)           3,600,000

New York City Housing Development Corporation, VRDN:

  MFMR (Related Broadway)

      3.80%, Series A (LOC; Bayerische Hypo Vereinsbank)                                      8,000,000  (a)           8,000,000

   Multi-Family Revenue
      (West 54th Street Development Project)

      3.80%, Series A (LOC; Key Bank)                                                        10,000,000  (a)          10,000,000

   Mortgage Revenue (Residential East 17th Street)

      4.35%, Series A (LOC; Chase Manhattan Bank)                                             3,200,000  (a)           3,200,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York City Industrial Development Agency, VRDN:

  Civic Facility Revenue:

    (Jewish Community Center)

         4.40% (LOC; Manufacture and Trade Bank)                                              4,900,000  (a)           4,900,000

      (Mercy College Project)

         3.95% (LOC; The Bank of New York)                                                    1,500,000  (a)           1,500,000

   IDR (Stroheim & Roman Inc. Project)

      4.25% (LOC; Westdeutsche Landesbank)                                                    5,700,000  (a)           5,700,000

New York City Municipal Water Finance Authority:

  CP 4.75%, Series 1, 8/31/2000

    (LOC: Bank of Nova Scotia, Commerzbank and

      Toronto-Dominion Bank)                                                                 10,000,000               10,000,000

   Water and Sewer System Revenue, VRDN

      4.45%, Series A (Insured; FGIC and

      Liquidity Facility; FGIC)                                                               3,100,000  (a)           3,100,000

New York City Transitional Finance Authority, Revenue:

   BAN 4.75%, Series 3, 11/1/2000                                                             5,000,000                5,007,059

   VRDN 4.35%, Series B-1 (LOC; Morgan Guaranty Trust Co.)                                    6,000,000  (a)           6,000,000

State of New York, GO Notes:

   6.625%, 2/1/2001                                                                             185,000                  187,586

   6.80%, 7/15/2000                                                                             600,000                  601,822

   4.50%, Series C, 10/1/2000                                                                 1,400,000                1,400,676

   6.75%, 11/15/2000                                                                            250,000                  252,758

New York State Dormitory Authority, Revenues, VRDN

  (Miriam Osborn Memorial Home):

      3.95%, Series A (LOC; Manufacture and Trade Bank)                                       6,855,000  (a)           6,855,000

      4.15%, Series A (LOC; Manufacture and Trade Bank)                                       5,900,000  (a)           5,900,000

      4.15%, Series B (LOC; Manufacture and Trade Bank)                                       4,000,000  (a)           4,000,000

New York State Energy Research and Development Authority,

  PCR, VRDN

  (Niagara Mohawk Power Corp. Project):

      4.45%, Series A (LOC; Toronto-Dominion Bank)                                            4,500,000  (a)           4,500,000

      4.50%, Series A (LOC; Morgan Guaranty Trust Co.)                                        3,000,000  (a)           3,000,000

      4.50%, Series B (LOC; Morgan Guaranty Trust Co.)                                        1,300,000  (a)           1,300,000

New York State Environmental Facilities Corporation, RRR,

  VRDN (Equity Huntington Project)

   4.50% (LOC; Union Bank of Switzerland)                                                     2,300,000  (a)           2,300,000

New York State Environmental Quality

   3.90%, Series G, 10/5/2000
   (LOC; Westdeutsche Landesbank)                                                             7,000,000                7,000,000

New York State Housing Finance Agency, Health Facilities

  Revenue, Prerefunded 8%, Series A, 11/1/2000

   (Escrowed in; U. S. Treasury Bills)                                                        1,180,000                1,218,670


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York State Power Authority, Revenue and

  General Purpose, Refunding:

    Prerefunded 6.50%, Series W, 1/1/2001

         (Escrowed in; U. S. Treasury Bills)                                                  1,000,000                1,008,405

      Prerefunded 5.80%, Series BB, 1/1/2001

         (Escrowed in; U. S. Treasury Bills)                                                    500,000                  504,074

Newark Central School District, BAN 4.50%, 1/26/2001                                          6,000,000                6,007,484

Niagara County Industrial Development Agency, SWDR,

  Refunding, VRDN (American Refunding Fuel Co.)

   3.80%, Series C (LOC; Chase Manhattan Bank)                                                9,000,000  (a)           9,000,000

Niagara Falls Bridge Commission, Toll Revenue

   5.80%, 10/1/2000 (Insured; FGIC)                                                             500,000                  501,733

Norwich, BAN 4.625%, 3/29/2001                                                                1,944,000                1,946,990

Ostego County Industrial Development Agency, Civic Facilities

  Revenue, VRDN:

    (Noonan Community Service Corp. Project)

         4.25%, Series A (LOC; Federal Home Loan Banks)                                       4,135,000  (a)           4,135,000

      (Templeton Foundation Project)

         4.40%, Series A (LOC; Key Bank)                                                      4,650,000  (a)           4,650,000

Pearl River Union Free School District, BAN

   4.50%, 9/1/2000                                                                            4,800,000                4,804,667

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

  (Versatile Structure Obligation)

   4.45%, Series 6 (LOC; Bank of Nova Scotia)                                                 6,000,000  (a)           6,000,000

Putnam County Public Improvement, GO Notes

   4.30%, 11/15/2000                                                                            185,000                  185,149

Rockland County, GO Notes

   5.125%, 10/15/2000 (Insured; FGIC)                                                         1,052,000                1,056,846

Sachem Central School District, TAN (Holbrook)

   4%, 6/29/2000                                                                              8,000,000                8,003,257

Schenectady County Industrial Development Agency, IDR,

  VRDN (Super Steel Inc., Project)

   4.30%, Series A (LOC; Key Bank)                                                            1,600,000  (a)           1,600,000

Seneca County Industrial Development Agency,

  Civic Facilities Revenue, VRDN

  (Kidspeace National Centers Project)

   4.40% (LOC; Key Bank)                                                                      2,400,000  (a)           2,400,000

Sherrill City School District, 4.75%, 6/15/2000                                                 310,000                  310,064

Smithtown Central School District, TAN 3.75%, 6/26/2000                                       5,000,000                5,001,353

Southhampton Village, BAN 4.625%, 2/9/2001                                                      950,000                  951,730

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                 Value ($)
--------------------------------------------------------------------------------

Thousand Island Central School District 4.25%, 6/15/2000  1,100,000  1,100,168

Triborough Bridge and Tunnel Authority, Revenue,

  Prerefunded 6.60%, Series U, 1/1/2001

   (Escrowed in; U. S. Treasury Bills)                                                          125,000                 128,990

Westhampton Beach Union Free School District, TAN

   4.25%, 6/30/2000                                                                           2,950,000               2,950,685
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $271,553,205)                                                            100.0%              271,555,672

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.0%)                (116,236)

NET ASSETS                                                                                       100.0%              271,439,436


Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

FGIC                      Federal Guaranty Insurance

                             Company

FSA                       Financial Security Assurance

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors

                             Asssurance Insurance
                             Corporation

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

RRR                       Resources Recovery Revenue

SWDR                      Solid Waste Disposal Revenue

TAN                       Tax Anticipation Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 73.9

AAA/AAA (b)                      Aaa/Aa, A1 (b)                  AAA/AA (b)                                       11.3

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    14.8

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S OR STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           271,553,205  271,555,672

Cash                                                                  2,048,186

Interest receivable                                                   2,652,441

Prepaid expenses                                                         13,004

                                                                    276,269,303
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           126,559

Payable for investment securities purchased                           4,650,000

Accrued expenses                                                         53,308

                                                                      4,829,867
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      271,439,436
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     271,484,796

Accumulated net realized gain (loss) on investments                    (47,827)

Accumulated gross unrealized appreciation of investments                  2,467
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      271,439,436
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                    271,500,872

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended May 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,013,456

EXPENSES:

Management fee--Note 2(a)                                            1,429,828

Shareholder servicing costs--Note 2(b)                                 318,096

Professional fees                                                       53,082

Custodian fees                                                          32,459

Prospectus and shareholders' reports                                    22,802

Trustees' fees and expenses--Note 2(c)                                  20,464

Registration fees                                                       10,505

Miscellaneous                                                            9,517

TOTAL EXPENSES                                                       1,896,753

INVESTMENT INCOME--NET                                               8,116,703
--------------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                 2,467

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,119,170

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                             -----------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,116,703           7,398,312

Net realized gain (loss) from investments              --             (1,432)

Net unrealized appreciation (depreciation)
 of investments                                     2,467                --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,119,170           7,396,880
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (8,116,703)          (7,398,312)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 346,353,002         388,327,235

Dividends reinvested                            7,727,792           6,959,328

Cost of shares redeemed                     (378,433,930)        (380,768,904)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS     (24,353,136)          14,517,659

TOTAL INCREASE (DECREASE) IN NET ASSETS      (24,350,669)          14,516,227
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           295,790,105          281,273,878

END OF PERIOD                                 271,439,436          295,790,105

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended May 31,
                                                                 ------------------------------------------------------------------

                                                                 2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .028         .025           .029           .028          .030

Distributions:

Dividends from investment income--net                            (.028)       (.025)         (.029)        (.028)         (.030)

Net asset value, end of period                                   1.00          1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.88          2.54           2.97           2.83          3.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .66           .65            .67            .68           .64

Ratio of net investment income

   to average net assets                                         2.84          2.50           2.93           2.79          3.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         271,439       295,790        281,274        291,529       298,768

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of
premiums    and    original    issue    discounts    on    investments,

is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $21,568 during the period ended May 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $48,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2000. If not applied, $2,000 of
the    carryover    expires    in    fiscal    2002,     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

$27,000 expires in fiscal 2003, $7,000 expires in fiscal 2004, $3,000 expires in fiscal 2005, $4,000 expires in fiscal 2006, $4,000 expires in fiscal 2007 and $1,000 expires in fiscal 2008.

During the period ended May 31, 2000, the fund reclassified $16,076 between accumulated net realized gain (loss) on investments and paid-in capital due to the expiration of capital loss carryovers. The results of operations and net assets were not affected by the reclassification.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and
services    related    to

the maintenance of shareholder accounts. During the period ended May 31, 2000, the fund was charged $184,758 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $99,624 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus New York Tax Exempt Money Market Fun

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Money Market Fund, including the statement of investments, as of May 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Money Market Fund at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally
accepted    in    the    United    States.


New York, New York

July 5, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 2000 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).

                                                             The Fund

                                                           For More Information

                        Dreyfus New York Tax Exempt

                        Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   273AR005